Exhibit 23.2





INDEPENDENT  AUDITORS'  CONSENT

We consent to the use in this Registration Statement of Crossmann Communities, Inc. on Form S-2 of our report dated February 14, 1997 (August 7, 1997 as to
Note 13), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/  DELOITTE  &  TOUCHE  LLP
Indianapolis,  Indiana
August  14,  1997